Exhibit 99.1
                                  ------------


                                 EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                          SECURITIES PURCHASE AGREEMENT


         This Amendment no. 1 to securities Purchase Agreement ("Amendment") is entered into as of December 10, 2003 by and among BSD Medical Corporation, a Delaware corporation (the "Company"), and each of the persons and entities listed as purchasers on the signature pages hereto (the "Purchasers") and amends the Securities Purchase Agreement dated November 28, 2003 (the "Purchase Agreement") by and among the Company and the Purchasers. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.


                                    Recitals
                                    --------

         A. The Company has previously issued shares of its Common Stock to the Purchasers pursuant to the terms and provisions set forth in the Purchase Agreement.

         B. Pursuant to Section 11.3 of the Purchase Agreement, the Purchase Agreement may be amended upon the mutual written agreement of the Company and the Purchasers.

         C. The Company and the Purchasers desire to amend the Purchase Agreement to allow for the issuance of additional shares of Common Stock to one or more additional purchasers and otherwise amend the Purchase Agreement as provided herein.

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

1.       Amendment.

         1.1 The "Recital" of the Purchase Agreement is hereby amended and restated as follows:

                  The Company desires to issue and sell to Purchasers, and Purchasers desire to purchase from the Company, an aggregate of up to 2,059,600 shares (the "Shares") of Common Stock, $0.001 par value per share (the "Common Stock") at a price of $1.10 per Share (the "Per Share Purchase Price") and upon and subject to the terms and conditions of this Agreement.

         1.2 Section 2.1 of the Purchase Agreement is hereby amended and restated as follows:

                  "2.1 The Closing. The purchase, sale and issuance of the Shares shall take place at one or more closings (each of which is referred to in this Agreement as a "Closing"). The initial Closing of the purchase and sale of the Shares (the "Offering") occurred on November 28, 2003. Subsequent Closings may take place at such times, places or earlier dates as is mutually agreed upon by the Company and the Purchasers at such Closing. The date of each Closing is referred to as the "Closing Date" for such Closing. The Company and any Purchasers purchasing Shares in a subsequent Closing (that are not already parties to this Agreement) will execute counterpart signature pages to this Agreement, and such Purchasers will, upon delivery to the Company of such

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signature pages, become parties to, and bound by, this Agreement. At each
Closing, the Company will cause the transfer agent to issue and to deliver to each Purchaser stock certificates representing the Shares purchased by the Purchaser, against payment of the Purchaser's Purchase Price by wire transfer of immediately available United States funds payable to the Company's account pursuant to the wire transfer instructions set forth on Exhibit A, provided that, if requested by the Purchaser, stock certificates representing the Shares shall be delivered to such Purchaser's escrow agent prior to such Closing. The Shares will be registered in the Purchaser's name or the name of the nominee of the Purchaser pursuant to instructions delivered to the Company not less than two business days prior to the such Closing Date, and certificates that are not delivered prior to such Closing will be delivered to the Purchasers within three business days after such Closing Date."

         1.3 Section 2.2 of the Purchase Agreement is hereby amended and restated as follows:

                  "2.2 Consideration to T.R. Winston & Company, LLC. T.R. Winston & Company, LLC ("T.R. Winston"), the placement agent for the Offering, will receive from the Company at the last Closing or as promptly as reasonably practicable thereafter (a) a cash payment in an amount equal to 5% of the aggregate proceeds received by the Company from the Offering and (b) a warrant to purchase 102,980 shares of the Company's Common Stock at an exercise price per share of $1.80, which warrant will expire three years from November 28, 2003 and will be prepared in a form that is mutually agreed upon by the Company and T.R. Winston (the "Warrant"). In connection with the issuance of the Warrant, T.R. Winston will provide to the Company a certificate executed by an authorized person in which it will make representations to the Company regarding the issuance of the Warrant as reasonably requested by the Company.

2.       Miscellaneous.

         2.1 Enforceability of Purchase Agreement. Except as specifically set forth herein, the terms and conditions of the Purchase Agreement shall remain the same and are hereby confirmed and ratified by the parties hereto.

         2.2 Governing Law. The terms and provisions hereof will be construed in accordance with and governed by the laws of the State of Delaware without regard to that State's conflicts of law principles.

         2.3 Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

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         2.4 Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original and all of which together shall constitute one document.

         2.5 Entire Agreement. This Amendment, together with the Purchase Agreement, sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. Except as explicitly amended by this Amendment, all of the terms and conditions of the Purchase Agreement shall remain in full force and effect.



                            [Signature Page Follows]


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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                              COMPANY
                              -------

                              BSD MEDICAL CORPORATION

                              By:     /s/ Hyrum A. Mead
                                    --------------------------------------------

                              Name:   Hyrum A. Mead
                                    --------------------------------------------

                              Title:  President
                                    --------------------------------------------

                              PURCHASERS
                              ----------

                              JMG TRITON OFFSHORE FUND, LTD.

                              By:    /s/ Jonathan Glaser
                                     -------------------------------------------

                              Name:  Jonathan Glaser
                                     -------------------------------------------

                              Title: Member Manager of the Investment Manager
                                     -------------------------------------------


                              JMG CAPITAL PARTNERS, L.P.

                              By:    /s/ Jonathan Glaser
                                     -------------------------------------------

                              Name:  Jonathan Glaser
                                     -------------------------------------------

                              Title: Member Manager of the GP
                                     -------------------------------------------

                              BEAR STEARNS SECURITIES CORP., CUSTODIAN,
                              J. STEVEN EMERSON IRA R/O II

                              By:    /s/ J. Steven Emerson
                                     -------------------------------------------

                              Name:  J. Steven Emerson
                                     -------------------------------------------

                              Title: Sole Beneficiary, self directed IRA
                                     -------------------------------------------


         [Signature Page to Amendment to Securities Purchase Agreement]

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